UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2009

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX 78701

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2009, the stockholders of Silicon Laboratories Inc. (the “Company”) approved the 2009 Stock Incentive Plan (the “Incentive Plan”) and the 2009 Employee Stock Purchase Plan (the “Purchase Plan”).  A summary of the terms of the Incentive Plan and the Purchase Plan is included in the Company’s definitive proxy statement filed on March 13, 2009, which summary is qualified entirely by reference to the terms of the actual Incentive Plan and Purchase Plan, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

The purposes of the Incentive Plan are to attract and retain the best available personnel, to provide additional incentives to our employees, non-employee directors and consultants, and to promote the success of our business by linking the personal interests of the employees, non-employee directors and consultants to those of our stockholders by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders.  The Purchase Plan is intended to promote the interests of the Company by providing eligible employees with the opportunity to acquire a proprietary interest in the company through participation in an employee stock purchase plan.

Additionally, the Company has approved forms of agreements for use in connection with the issuance of restricted stock units and stock options under the Incentive Plan, which are attached hereto as Exhibits 10.3 and 10.4, respectively, and the terms thereof are incorporated herein by reference.  The Board and the Compensation Committee have discretion to alter the terms of such form agreements, subject to the limitations set forth in the Incentive Plan.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1               Silicon Laboratories Inc. 2009 Stock Incentive Plan.

10.2               Silicon Laboratories Inc. 2009 Employee Stock Purchase Plan.

10.3     Form of Restricted Stock Units Grant Notice and Restricted Stock Units Award Agreement under Registrant’s 2009 Stock Incentive Plan.

10.4               Form of Stock Option Grant Notice and Stock Option Award Agreement under Registrant’s 2009 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

April 27, 2009	/s/ Paul V. Walsh, Jr.

Date	Paul V. Walsh, Jr. Vice President of Finance (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Silicon Laboratories Inc. 2009 Stock Incentive Plan.

10.2	Silicon Laboratories Inc. 2009 Employee Stock Purchase Plan.

10.3	Form of Restricted Stock Units Grant Notice and Restricted Stock Units Award Agreement under Registrant’s 2009 Stock Incentive Plan.

10.4	Form of Stock Option Grant Notice and Stock Option Award Agreement under Registrant’s 2009 Stock Incentive Plan.